COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

CREF Money Market Account

SUPPLEMENT NO. 1
dated May 31, 2019 to the Prospectus dated May 1, 2019

Effective June 1, 2019, Michael Ferraro is no longer a portfolio manager of the CREF Money Market Account (the “Account”). Therefore, all references to Michael Ferraro should be removed from the Account’s portfolio management team disclosure in the Account’s Prospectus.

A40566 (5/19)

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 1
dated May 31, 2019
to the Statement of Additional Information (“SAI”)
dated May 1, 2019

Effective June 1, 2019, Michael Ferraro is no longer a portfolio manager for the CREF Money Market Account. All references to Mr. Ferraro are hereby removed from the section entitled “Additional information regarding portfolio managers” on page 47 of the SAI.

A40538 (5/19)